Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information
Supplemental Cash Flow Information

Note 16. Supplemental Cash Flow Information

        Supplemental information relating to the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010 is presented in the following table:

	Year Ended December 31,
(In thousands)	2012	2011	2010
Cash paid for or (received from):
Interest expense	$235,419	$252,284	$268,693
Interest and dividend income	(5,339)	(4,888)	(5,331)
Income taxes, net of refunds	8,839	11,677	13,353

        The Company acquired $47.1 million and $10.1 million of property and equipment through capital leases and other non-cash financing transactions in the years ended December 31, 2012 and 2011, respectively, which have been excluded from the Consolidated Statements of Cash Flows as non-cash investing and financing activities. There were no similar transactions in 2010.